UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                 SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12

                                OFFICEMAX, INC.
               (Name of Registrant as Specified in Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------------

    (5) Total fee paid:

        ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ---------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------

    (3) Filing Party:

        ---------------------------------------------------------------------

    (4) Date Filed:

        ---------------------------------------------------------------------

                               Index to Exhibits
                               -----------------

Exhibit No.           Description
-----------           -----------

99.1                  Press release, dated July 14, 2003, issued by
                      OfficeMax, Inc.

99.2 Text of an e-mail sent by OfficeMax, Inc. to its employees on July 14, 2003.

99.3 Text of a Q&A distributed by OfficeMax, Inc. to its employees on July 14, 2003.